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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)

         DELAWARE                    1-4300                41-0747868
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
       of Incorporation)          File Number)           Identification Number)

                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2004, Apache Corporation issued a press release announcing financial and operating results for the fiscal quarter ended September 30, 2004. The full text of the press release is listed and furnished under Item 9.01 as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01.     REGULATION FD DISCLOSURE.

On October 26, 2004, Apache Corporation issued a press release announcing that it had achieved the second threshold in its share appreciation plan. Under the plan, approximately 1,900 employees will share special incentives in the form of Apache stock paid in three annual installments. The full text of the press release is listed and furnished under Item 9.01 as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS.

EXHIBIT NO.           DESCRIPTION
99.1                  Press Release dated October 28, 2004, "Apache's Third - Quarter Earnings
                      Rise 57 Percent to Record $432 Million, or $1.31 per Share, on Strong
                      Prices, Record Production"

99.2                  Press Release dated October 26, 2004, "Apache Employees Rewarded for
                      Shareholder Value Increase of $9 Billion-Plus in Four Years"
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   APACHE CORPORATION

Date:  October 28, 2004                            /s/ Roger B. Plank
                                                   -----------------------------
                                                   Roger B. Plank
                                                   Executive Vice President and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.           DESCRIPTION
99.1                  Press Release dated October 28, 2004, "Apache's Third - Quarter Earnings
                      Rise 57 Percent to Record $432 Million, or $1.31 per Share, on Strong
                      Prices, Record Production"

99.2                  Press Release dated October 26, 2004, "Apache Employees Rewarded for
                      Shareholder Value Increase of $9 Billion-Plus in Four Years"